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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 8, 2005

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
              (Address of Principal Executive Offices and zip code)

                                 (323) 725-5555
              (Registrant's telephone number, including area code)

                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 8, 2005, Blue Holdings, Inc. (the "Company") entered into an Employment Agreement with Philippe Naouri. Mr. Naouri was engaged by the Company as a Fashion Director in the design, development, manufacturing, marketing and wholesale of apparel and related accessories bearing the "Antik Denim" trademark for a term of 5 years commencing on July 11, 2005 and terminating on July 10, 2010. Mr. Naouri will receive an annual salary of $240,000 and a 1% commission on the net sales of all Antik Denim brand apparel sold by the Company. Mr. Naouri is entitled to participate in the Company's bonus, incentive stock option, savings and retirement plans as he becomes eligible.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. None.

         (b)      PRO FORMA FINANCIAL INFORMATION. None.

         (c)      EXHIBITS.

                  10.1 Employment Agreement dated July 8, 2005, between Blue Holdings, Inc. and Philippe Naouri.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE HOLDINGS, INC.


Date:  July 14, 2005                By:    /s/ Patrick Chow
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION OF EXHIBIT
--------          --------------------------------------------------------------

10.1              Employment   Agreement  dated  July  8,  2005,   between  Blue
                  Holdings, Inc. and Philippe Naouri.


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